Embarcadero Small-Cap Growth Fund

EMSMX

Summary Prospectus Supplement
January 7, 2010

This Supplement updates certain information contained in the Small-Cap Growth Fund’s Summary Prospectus, dated April 27, 2009.

The Board of Directors has approved important changes impacting the Fund.  These changes, described in the first two paragraphs below, will require shareholder approval and would not take effect until shareholders meet to consider and act on the proposal at a meeting in late January 2010.  More information about these changes is available in proxy materials circulated to shareholders.

The Board has approved a new advisory agreement with Van Wagoner Capital Management, Inc. (“VWCM”) for the Fund.  If the new advisory agreement is approved, VWCM would continue to serve as the Fund’s investment adviser, but new subadvisers would be engaged to provide services to the Fund.  In addition, the Fund’s investment program would change to follow a market neutral strategy, and the Fund’s name would change.  Prior to the shareholder meeting in January, the Fund is expected to be invested primarily in high quality short-term money market funds or instruments pending deployment under its new investment program, if the new advisory agreement is approved.

If the new advisory agreement is approved, the minimum amounts required for initial investment will increase to $10,000, and the minimum amounts required for additional investments will increase to $1,000.

Effective December 31, 2009, the description of “Industry Concentration Risk” appearing in the Summary Prospectus is deleted.

Embarcadero Small-Cap Growth Fund

EMSMX

Summary Prospectus
April 27, 2009

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.embarcaderomutualfunds.com/new/vcwm/. You can also get this information at no cost by calling Shareholder Services at 1-800-228-2121 or by sending an e-mail request to info@embarcaderomutualfunds.com.  The Fund’s prospectus and statement of additional information, both dated April 27, 2009, are incorporated by reference into this Summary Prospectus.

Investment Objective

Capital appreciation

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees1 (fees paid directly from your investment)

Redemption Fee on shares held less than 90 days (as a percentage of amount redeemed)	2.00%
Maximum Account Fee	$24[2]

1

In addition to the fees listed in the table above, if you sell shares and request your money by wire transfer, there is a $20 fee.  Further, there is an $8 annual maintenance fee for each IRA account.

2.

Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).  This fee will be deducted directly from applicable accounts, if necessary by redeeming Fund shares.  For more information about this fee, please see Establishing an Account at page 37 of the prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.25%
Distribution (12b-1) Fees(2)	0.25%
Other Expenses	8.30%
Total Annual Fund Operating Expenses	9.80%

(1)

Restated to reflect current fees payable to the Adviser under the investment advisory agreement approved by shareholders in September 2008.  The Adviser is responsible for paying the subadviser’s fees.

(2)

The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.   The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $956

3 Years: $2,734

5 Years: $4,345

10 Years: $7,742

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  High portfolio turnover will result in increased realized gains (or losses) to shareholders, which are likely to be treated as short-term capital gains.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 560% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily (at least 80% of its total assets) in common stocks of companies that, at the time of purchase, have market capitalizations between the smallest and largest companies in the Russell 2000 Growth Index.  As of March 31, 2009, the Russell 2000 Growth Index was composed of companies with market capitalizations of between $9 million and $4.1 billion.  These market capitalizations will fluctuate and the Fund may continue to hold securities of companies whose market capitalizations fall outside this range as a result of market action after a security’s purchase.  The Fund invests in companies in any industry.

The Fund invests in stocks with the potential for above-average long-term growth.  The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas (for example, research, product development or marketing), or have strong management teams and financial resources.  The Fund may invest in companies in developmental stages or undergoing significant changes.

The subadviser seeks to identify early significant changes at companies or within an industry.  Target investments are companies that the subadviser believes will experience revenue and earnings growth that will outperform both the market average and market and analysts’ expectations.  These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.  The subadviser does not rely on quantitative models.

Principal Risks of Investing in the Fund

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  We cannot guarantee that the Fund will achieve its investment objective.  The principal risks of investing in the Fund are:

Market Risk:  Equity security prices rise and fall as market and economic conditions change.  The Fund’s investments are in sectors of the stock market that are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

Management Risk:  The subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small Company Risk.  The Fund invests in small- and, at times, mid-sized companies.  The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because small companies may be more reliant on a few products, services or key personnel, and can be riskier than larger companies with more diverse product lines and management.  Also, there may be less information available about these companies, and they may be more difficult to value.  Because smaller companies may have fewer shares of stock outstanding or their shares trade less frequently, some of the Fund’s securities may be difficult to sell at the time or price desired by the subadviser.  In these cases, the Fund may have to accept a lower price for the security, sell other securities, or miss a more attractive investment opportunity.  As a result, adverse market movements in the prices of these stocks may impact the Fund’s performance more than if it invested in larger and more liquid companies.

Growth and Developmental Company Risk:  When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  The Fund may invest in developmental stage companies or older companies undergoing significant changes.  There may be less information available about these companies, and they may be more difficult to value.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

Non-Diversification Risk:  The Fund is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than a diversified fund.  This means that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding more securities.  Therefore, the Fund’s value may fluctuate more, and it could incur greater losses, than if it had invested in a larger number of stocks.

Industry Concentration Risk:  Because the Fund holds a smaller number of individual securities, it may, from time to time, concentrate holdings in a particular industry, which could vary from time to time.  Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.  The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

For more information about the risks of investing in the Fund, please see Other Policies and Risks at page 23 of the prospectus and Investment Strategies at page 4 of the statement of additional information.

Annual Total Return

This bar chart and table give some indication of the risks and volatility of investing in the Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index.  The returns include the reinvestment of dividends and distributions.  Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.  Investors should not expect the Fund to consistently achieve these returns in the future.

Since October 1, 2008, day-to-day investment decisions for the Fund have been made by the subadviser, who did not provide investment advice during the earlier periods shown below.

Annual Total Returns of the Fund Years Ended 12/31

1999

291.15%

2000

(20.90)%

 2001

(59.70)%

2002

(64.56)%

2003

47.22%

2004

(16.04)%

2005

(22.29)%

2006

10.84%

2007

(7.83)%

2008

(56.84)%

WORST QUARTER

(60.01)%  3rd quarter 2001

BEST QUARTER

87.83%  4th quarter 2001

Average Annual Total Returns (as of 12/31/08)

Small-Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	(56.84)%	(22.05)%	(15.43)%
Return After Taxes on Distributions(1)	(56.84)%	(22.05)%	(15.63)%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(36.95)%	(16.97)%	(9.74)%
Russell 2000® Growth Index (3)	(38.54)%	(2.35)%	(0.76)%
Nasdaq Composite Index (3)	(39.98)%	(3.96)%	(2.71)%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.

(3)

The Russell 2000® Growth Index is a capitalization-weighted index that consists of companies with higher price-to-book ratios and higher forecasted growth within the Russell 2000 Index.  The index measures the small-capitalization growth sector of the U.S. equity market.  It is a subset of the Russell 2000 Index.  The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq-listed companies.  The Fund’s benchmark changed to the Russell 2000 Growth Index upon implementation of the Fund’s new investment program, which changed the Fund’s strategies and risks.  These indexes are unmanaged and include reinvested dividends and/or distributions, but do not reflect deduction for fees, expenses or taxes.  It is not possible to invest directly in an index.

Updated performance information is available online at www.embarcaderomutualfunds.com or by calling Shareholder Services at 1-800-228-2121.

Management

Investment Adviser:  Van Wagoner Capital Management, Inc.

Subadviser:  Husic Capital Management

Portfolio Manager:  Frank J. Husic is the Fund’s portfolio manager.  Mr. Husic is the Managing Partner and Chief Investment Officer of Husic and has managed the Fund since October 2008.

For more information about the adviser, the subadviser and the portfolio manager, please see Management at page 29 of the prospectus and Investment Advisory and Other Services at page 39 of the statement of additional information.

Purchase and Sale of Fund Shares

Once you have established an account, you may purchase or redeem shares of the Fund on any business day by mail (Embarcadero Funds, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147), by telephone at 1-800-228-2121 or by wire (contact 1-800-228-2121 for instructions).  Shares may be purchased or redeemed by check, wire or electronic funds transfer.  The Fund will not accept cash, money orders, third-party checks, credit cards, credit card checks, travelers checks, starter checks or checks drawn on banks outside the United States.

The minimum initial purchase is $5,000 for regular accounts and $2,000 for IRAs, gifts to minors, and purchases through an automatic investment plan.  The minimum subsequent investment is $50.  The Fund may waive the minimum investment amount for qualified retirement plans.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.  The NAV is determined only on days when the NYSE is open for regular trading.

Please see Your Investment at page 36 of the prospectus for more information about purchasing and selling shares.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.